Subsequent events	6 Months Ended
Jun. 30, 2017
Subsequent events
Subsequent events

11. Subsequent Events

On July 14, 2017, we entered into a $50 million senior credit facility with CRG LP (“CRG”), a healthcare-focused investment firm, to retire our existing debt facility and provide additional capital to us. We initially borrowed $40 million under the term loan agreement and have the option to borrow an additional $10 million based upon the achievement of a certain revenue milestone on or prior to June 30, 2018. Concurrent with this first tranche, CRG purchased $3 million of our ordinary shares at a price of $6.98 per share. The term loan agreement has a six-year term with three years of interest-only payments. The interest-only period may be extended to six years based upon the achievement of certain milestones during the first three years of the loan term. As a condition to the new credit facility, we issued warrants with a seven-year term to CRG to purchase 394,289 ordinary shares at an exercise price of $7.37 per share. In addition, pursuant to terms of the new credit facility, we used a portion of the initial loan proceeds to repay all of the amounts we owed under the Loan Agreement to Oxford and Horizon, and the other lenders named therein. We intend to use the remainder of the initial loan proceeds (after deducting loan origination costs and other fees and expenses incurred in connection with the incurrence of the loan), plus any additional amounts that may be borrowed in the future, for general corporate purposes and working capital.